UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 21, 2018

TCG BDC II, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 814-01248	81-5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, 40th Floor New York, New York	10022
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
On August 21, 2018, TCG BDC II, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The following proposals were voted on at the Annual Meeting: (1) the election of Eliot P.S. Merrill and Nigel D.T. Andrews as Class II directors, each to serve for a three-year term, and the election of Leslie E. Bradford (whose initial term expired at the Annual Meeting) as a Class III director to serve for a one-year term, in each case until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal; and (2) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

As of April 23, 2018, the record date for the Annual Meeting, there were 4,958,866 shares of common stock outstanding and entitled to vote. 2,540,825 shares of common stock of the Company were present or represented at the meeting, constituting a quorum.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Each proposal was approved by the requisite vote.

Proposal 1. The election of two Class II directors, each to serve for a three-year term, and one Class III director (whose initial term expired at the Annual Meeting) to serve for a one-year term, in each case until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal:

Class II Nominees	For	Withhold
1a. Eliot P.S. Merrill 1b. Nigel D.T. Andrews	2,272,663 2,272,663	268,162 268,162

Class III Nominee	For	Withhold
1c. Leslie E. Bradford	2,272,663	268,162

Proposal 2. The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
2,276,267	406	264,152	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCG BDC II, INC.
(Registrant)

By:	/s/ Erik Barrios
Name:	Erik Barrios
Title:	Secretary

Date: August 23, 2018